Fees Summary	Aug. 21, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,880,467.70
Previously Paid Amount	0.00
Total Fee Amount	425.15
Total Offset Amount	0.00
Net Fee	$ 425.15